Chris Strong President & Chief Executive Officer (NASDAQ: UDRL) November 2009 Exhibit 99.1

Statements made during this presentation contain forward-looking statements. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such expectations will prove to be correct. Such statements are subject to certain risks, uncertainties and assumptions, including, among other matters: the Company's future financial and operating performance and results; the Company's business strategy; continued availability of qualified personnel; sources and availability of funds necessary to conduct operations and complete acquisitions; industry trends; the continued strength or weakness of the contract land drilling industry in the geographic areas in which it operates; decisions about onshore exploration and development projects to be made by oil and gas companies; the Company's plans and forecasts; fluctuations in demand for, market prices of, and supply levels of oil and natural gas; any material reduction in the levels of exploration and development activities in the Company's areas of operations; expense of current or future litigation; risks associated with drilling wells; operating difficulties related to drilling for natural gas, including unfavorable weather conditions; competition and the highly competitive nature of the Company's business; availability, terms and deployment of capital; general economic and business conditions; governmental regulations, particularly relating to federal income taxes and the environment and workplace safety; terrorist attacks or war; and fluctuations in interest rates. Should one or more of these risks materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those expected. These risks, as well as others, are discussed in greater detail in the Company's public filings with the Securities and
Exchange Commission.
SAFE HARBOR STATEMENT

UDI focuses on unconventional natural gas drilling in
major U.S. shale formations
—
Horizontal drilling increases wellbore contact with the
formation, resulting in higher drainage rates
Founded in 1997 with 12 rigs drilling in Appalachian
Basin
IPO in November 2005
UDI has a fleet of 71 marketed rigs as of 11/9/2009
COMPANY OVERVIEW
UDI is a U.S. land driller with operations that
primarily support natural gas production

COMPANY OVERVIEW
Arkoma
•Fayetteville Shale, Caney Shale
•21 total rigs
•20 equipped for horizontal drilling
•21equipped for underbalanced
drilling
North Texas
•Barnett Shale, Permian Basin
•18 total rigs
•16 equipped for horizontal drilling
Appalachia
•Marcellus & Huron Shales,
Clinton/Medina Sands, CBM
•32 total rigs
•17 equipped for horizontal drilling
•27 equipped for underbalanced drilling

Operate in higher growth unconventional
markets
Focus on markets with lower F&D costs and
adequate takeaway capacity
Transition crews from shallow legacy equipment
to larger rigs for deeper shale plays
Pursue multi-rig term relationships with larger
operators
Relocate rigs as necessary to achieve higher
returns
Don’t overpay for assets to achieve more rapid
growth
Invest in equipment and crews to be the
preferred provider
STRATEGY

INVESTMENT CONSIDERATIONS

New or
Upgraded
61%
Older Than
5 Years
(1)
39%
1/1/2006 9/30/2009
UDRL has built new rigs and upgraded many others since 2005 IPO
INVESTMENT CONSIDERATIONS
(1) Excludes rigs that were constructed or underwent major refurbishment after January 1, 2004.
> > $294 Million > >

Track Record of Opportunistic and Disciplined Growth
Historically, UDI has acquired used rigs at or near appraised asset value
When prices rose sharply on used rigs in 2005-2006, management decided to buy new rigs, rather than pay new rig prices for 30 year old equipment
In 2007-2008 UDI pursued a balanced approach between building new rigs and upgrading existing rigs while signing term contracts to cover most of the cost
As a result, 2006 – 2009 cap-x of $294M offset by less than $3M of rig impairment write-downs and current debt is $10million
Going forward, we anticipate acquisition / consolidation opportunities resulting from tough market conditions
INVESTMENT CONSIDERATIONS

Hedged Against Market Risk with Term
Contract Coverage
INVESTMENT CONSIDERATIONS
The Company estimates $8 million of gross margin
covered by term contracts for Q4’09 and $24 million for
2010
Virtually all rig purchases and upgrades have been
covered by term contracts that will recover most if not all
of the capital expenditures

Strong Market Share Position in Appalachian Basin
Well-known independents have acquired substantial acreage
Due to terrain and load limitations, the Marcellus has greater barriers to entry than other rig markets
UDI has yards, trucking, and experienced people in place
Growth aided by large existing footprint in this rapidly developing play
Low F & D costs & gas basis premium relative to other plays provide higher average equipment utilization through the cycles
INVESTMENT CONSIDERATIONS
Marcellus Shale Opportunities:

Numerous well-known independents in
Appalachia, including:
—
Anadarko
—
Atlas
—
Cabot
—
Chesapeake
—
Chief
—
EOG
—
Equitable
—
EXCO
—
Marathon
—
Range
—
Rex
—
Southwestern
—
Stone
—
Talisman
—
XTO
—
Norse Energy
—
Phillips
—
Fortuna
—
Consol Energy
UDI, as one of the established drillers in the
Appalachian Basin, is well-positioned to benefit
from increasing activity in the region
Strong Market Share Position in Appalachian Basin
INVESTMENT CONSIDERATIONS

11 FINANCIAL OVERVIEW

FINANCIAL OVERVIEW
$68
$142
$257
$289
$303
$128
0
50
100
150
200
250
300
350
2004 2005 2006 2007 2008 YTD '09
0
5
10
15
20
25
Revenue Dayrate
($ millions)
($ thousands)
Revenue/Day $10.6k $11.6k $14.3k $16.6k $17.3k $17.6
Utilization 50% 62% 76% 68% 68% 38%

FINANCIAL OVERVIEW
$13
$27
$81
$94
$73
$26
0
2
4
6
8
10
0
10
20
30
40
50
60
70
80
90
100
2004 2005 2006 2007 2008 YTD '09
EBITDA Margin / day
($ millions)
($ thousands)
Margin/Day $2.8k $3.2k $5.6k $6.7k $6.1k $6.3k

$0
$10
$20
$30
$40
$50
$60
Q4'05 Q1'06 Q2'06 Q3'06 Q4'06 Q1'07 Q2'07 Q3'07 Q4'07 Q1'08 Q2'08 Q3'08 Q4'08 Q1'09 Q2'09 Q3'09
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
Total Debt Debt-to-Cap
Disciplined Capital Structure
($ millions)
FINANCIAL OVERVIEW
6 new
NOV rigs
4 new rigs /
7 upgrades
$82.7M
available

INDUSTRY FUNDAMENTALS

Supply/demand imbalance has driven down natural gas
price
Lower price leads E&P companies to stop drilling new wells
Production has declined due to reduction in drilling
Consumption should rise as economy recovers
Reversal in supply/demand trends will lead to natural gas
recovery
The question is WHEN?
Natural gas prices have begun to show signs of
improvement in recent months
INDUSTRY FUNDAMENTALS
Natural Gas Trends

INDUSTRY FUNDAMENTALS
Wells have much higher average depletion rates now
Rig count has fallen more rapidly than in past cycles
Supply response may occur sooner this time around
Source:  Baker Hughes.
Historical Rig-Count Declines
40%
50%
60%
70%
80%
90%
100%
1 8 15 22 29 36 43 50 57 64 71

Unconventional gas is found in
continuous accumulations trapped within
the reservoir rock
Horizontal drilling into unconventional
formations yields greater reserves per
well and faster drainage rates
Union Drilling is well-positioned in several
domestic shale plays
—
Barnett
—
Marcellus
—
Huron
—
Fayetteville
—
Caney
Conventional vs. Unconventional Gas Drilling
Tens of miles
Coalbed gas
Land surface
Conventional
stratigraphic oil
accumulation
Conventional
stratigraphic gas
accumulation
Water
Unconventional gas
accumulation
Transition zones
INDUSTRY FUNDAMENTALS

UDI
UNION DRILLING, INC.

Vertical/Horizontal Well
Mix, Barnett Shale
2003-05 YTD
Wells
1200
800
400
0
Vertical
Horizontal
23%
54%
78%
2003
2004
2005

1
1
Unconventional resource
plays are more rapidly
developed utilizing horizontal
drilling techniques
Horizontal drilling rig count
has grown at a faster rate
than the vertical drilling rig
count
UDI is well-positioned to
benefit from these trends
—
75% of rig fleet equipped
to drill horizontally
Unconventional Gas Trends
Source: Drilling Contractor Magazine
0
200
400
600
800
1000
1200
Dec-03 Dec-04 Dec-05 Dec-06 Dec-07 Dec-08 Dec-09
Horizontal Vertical
Vertical vs. Horizontal Rig Counts
Source: Baker Hughes, Inc.
48% Decline
451% Growth
INDUSTRY FUNDAMENTALS
1
From January 9, 2004 to November 6, 2009

Figure 66. Natural gas production by source, 1990-2030 (trillion cubic feet)

15
10
5
0
History
Projections
Onshore unconventional
Offshore
Onshore conventional
Alaska
1990
2000
2007
2020
2030

20 U.S. Dry Natural Gas Production Source: EIA Annual Energy Outlook 2009 INDUSTRY FUNDAMENTALS

Rig fleet configured to drill for unconventional natural
gas reserves, with a focus on horizontal shale plays
Track record of opportunistic and disciplined growth
Strong market share position in the Appalachian Basin,
which is benefiting from increased upstream capital
spending
Hedged against market risk with term contract coverage
Conservative balance sheet with significant dry-powder
SUMMARY

22 THANK YOU (NASDAQ: UDRL)